THE GABELLI U.S. TREASURY MONEY MARKET FUND

                        SUPPLEMENT DATED DECEMBER 1, 2005
                    TO THE PROSPECTUS DATED JANUARY 31, 2005

The section of the Prospectus captioned "Fees and Expenses of the Fund" is supplemented as follows:

From December 1, 2005 through June 30, 2006, Gabelli Funds, LLC (the "Manager") will voluntarily waive fees and/or reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses) at no more than 0.08% of the Fund's average daily net assets. This arrangement may be extended at the option of the Manager. The Manager has renewed its contractual arrangement to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses) at no more than 0.30% of the Fund's average daily net assets. This arrangement is in effect through the Fund's fiscal year ending September 30, 2006.